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                                                                  Exhibit 4.1

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

                                              APPNET

                                        APPNET SYSTEMS, INC.

COMMON STOCK            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE            CUSIP 03831Q 10 1
PAR VALUE $.0005                                                                      See Reverse for Certain Definitions


    This Certifies That



    is the owner of


                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Appnet Systems, Inc., transferable on the books of the Corporation by the owner in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof.
    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    WITNESS facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:


           /s/ William S. Dawson             [SEAL]              /s/ Ken S. Bajaj

           Secretary                                             President and Chairman of the Board

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                            APPNET SYSTEMS, INC.
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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be confirmed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-.......Custodian.......
                                                           (Cust)          (Minor)

TEN ENT - as tenants by the entireties                 under Uniform Gifts to Minors

JTWROS - as joint tenants with right
         of survivorship and not as                    Act......................
         tenants in common                                 (State)


           Additional abbreviations may also be used though not in the above list.


For value received, ........................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



 .................................................................................
(Please print or typewrite name and address including postal zip code of assignee)

 .................................................................................

 .................................................................................

 .................................................................................

 ...........................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint...............................................

 .........................................................................Attorney
to transfer the said Shares on the books of the within-named corporation with full power of substitution on the premises.


Dated......................................


                                           .....................................
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